UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 4, 2004




                        Pioneer Natural Resources Company
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)



           Delaware                    1-13245                 75-2702753
----------------------------         ------------         -------------------
(State or other jurisdiction         (Commission           (I.R.S. Employer
       of incorporation)             File Number)         Identification No.)



5205 N. O'Connor Blvd., Suite 900, Irving, Texas                 75039
------------------------------------------------              ----------
    (Address of principal executive offices)                  (Zip Code)


                                 (972) 444-9001
              ----------------------------------------------------
              (Registrant's telephone number, including area code)



                                 Not applicable
           ------------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
| | Soliciting  material pursuant to Rule 14a-12 under the  Exchange Act (17 CFR
    240.14a-12)
| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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                        PIONEER NATURAL RESOURCES COMPANY

                                TABLE OF CONTENTS


                                                                     Page

Item 7.01.  Regulation FD Disclosure............................      3

Item 9.01.  Financial Statements and Exhibits

            (c)   Exhibits......................................      3

Signature.......................................................      4

Exhibit Index...................................................      5



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                        PIONEER NATURAL RESOURCES COMPANY


Item 7.01.   Regulation FD Disclosure

     On October 4, 2004, Pioneer Natural Resources Company (the "Company") issued a news release that is attached hereto as exhibit 99.1. In the news release, the Company provided an update on the impact of Hurricane Ivan. Specifically, the Company announced (i) a reduction in expected total Company third quarter of 2004 average daily production to approximately 179,000 barrels oil equivalent per day, (ii) that production from the Canyon Express system has resumed with net rates limited to 60 percent to 70 percent until repairs to subsurface communications can be completed, (iii) that production from the Devils Tower field remains shut in as a result of significant damage to the topsides of the spar with production expected to resume in late October to mid-November and (iv) the sidetrack operations in the Harrier field are underway having experienced only slight weather delays.

Item 9.01. Financial Statements and Exhibits

       (c) Exhibits

           99.1 News Release dated October 4, 2004.



                                       3







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                        PIONEER NATURAL RESOURCES COMPANY

                                S I G N A T U R E


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                PIONEER NATURAL RESOURCES COMPANY




Date: October 6, 2004           By: /s/ Richard P. Dealy
                                    -------------------------------------------
                                    Richard P. Dealy
                                    Vice President and Chief Accounting Officer



                                       4






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                       PIONEER NATURAL RESOURCES COMPANY

                                 EXHIBIT INDEX


Exhibit No.          Description
-----------          -----------

  99.1(a)            News Release dated October 4, 2004.


-------------
(a) filed herewith




                                       5





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